SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS ESG Liquidity Fund
Institutional Shares
Effective on or about October 15, 2018, the following information replaces the existing similar disclosure under “MINIMUM INITIAL INVESTMENT” in the “PURCHASE AND SALE OF FUND SHARES” sub-section of the summary section and in the “BUYING AND SELLING SHARES” sub-section of the “INVESTING IN THE FUND” section of the fund’s prospectus.
Minimum Initial Investment
The minimum initial investment is $10,000,000 and there is no minimum additional investment. Accounts opened through a financial advisor may have different minimum investment amounts.
The fund reserves the right to modify the investment minimum.
Please Retain This Supplement for Future Reference

September 21, 2018
PROSTKR-1080